Dated 17 June **2021**

Commagility Limited
(as Company)

Lloyds Bank Plc
(as Junior Creditor)

Muzinich BDC, Inc.
(Term Creditor)

Bank of America, N.A.
(as ABL Creditor)

Deed of Priority

NORTON ROSE FULBRIGHT

Contents

Deed of Priority

Dated 17 June 2021

Between

(1) **Commagility Limited** registered in England with number 05914025 (the **Company**);

(2) **Lloyds Bank Plc** (the **Junior Creditor**);

(3) **Muzinich BDC, Inc.** (the **Term Creditor**); and

(4) **Bank of America, N.A,** (the **ABL Creditor**).

Recitals

(A) The parties are entering into this Deed to record the agreement reached between them in respect of the regulation of the claims of the Chargees against the Company.

(B) The parties intend that this Deed take effect as a deed notwithstanding that it may be executed under hand only.

This Deed witnesses as follows:

1 Interpretation

1.1 Definitions

In this Deed unless the context requires:

ABL Debt means all present and future liabilities (actual or contingent) payable or owing by the Company to the ABL Creditor or to the providers of Bank Products (as defined in the ABL Loan and Security Agreement) under or in connection with the ABL Documents whether or not matured or liquidated.

ABL Documents means the ABL Security Documents and the other Loan Documents (as defined in the ABL Loan and Security Agreement).

ABL Loan and Security Agreement means the loan and security agreement dated 16 February 2017, as amended by Amendment No. 1, dated 30 June 2017, Amendment No. 2, dated 20 January 2019, Amendment No. 3, dated 27 February 2019, Amendment No. 4, dated 8 November 2019 and Amendment No. 5, dated 7 February 2020 and made between Wireless Telecom Group, Inc., Boonton Electronic Corporation, Microlab/FXR LLC and the Company (as Borrowers) and the ABL Creditor (as Lender).

ABL Security Documents means each document conferring any Security in favour of the ABL Creditor (whether for itself or as security trustee for itself and others).

Chargees means the ABL Creditor, the Term Creditor and the Junior Creditor.

Creditor Accession Deed means a deed of accession in substantially the form set out in Schedule 1 (*Form of Creditor Accession Deed*).

Junior Debt means all present and future liabilities (actual or contingent) payable or owing by the Company to the Junior Creditor whether or not matured or liquidated.

Junior Documents means the Junior Security Documents and the Junior Loan Agreement.

Junior Loan Agreement means a CIBLS loan agreement for £250,000:00 for a term of 72 months dated on or around the date of this Deed.

Junior Security Documents means each document conferring any Security in favour of the Junior Creditor.

Security means a mortgage, charge, pledge, lien, assignment by way of security, retention of title provision, trust or flawed asset arrangement (for the purpose of, or which has the effect of, granting security) or other security interest securing any obligation of any person or any other agreement or arrangement in any jurisdiction having a similar effect.

Security Documents means the ABL Security Documents, the Term Security Documents and the Junior Security Documents.

Senior Creditor means the ABL Creditor and the Term Creditor.

Senior Debt means the ABL Debt and the Term Debt.

Senior Documents means the ABL Documents and the Term Documents.

Senior Intercreditor Agreement means the intercreditor agreement dated 7 February 2020 and made between the ABL Creditor and the Term Creditor.

Senior Security Documents the ABL Security Documents and the Term Security Documents.

Term Debt means all present and future liabilities (actual or contingent) payable or owing by the Company to the Term Creditor or the Term Lenders whether or not matured or liquidated.

Term Documents means the Term Security Documents and the Term Loan Agreement.

Term Lenders means the Lenders as defined in the Term Loan Agreement.

Term Loan Agreement means the term loan agreement dated 7 February 2020 between Wireless Telecom Group, Inc., the Term Creditor (as Term Loan Agent) and the Term Loan Lenders party thereto.

Term Security Documents means each document conferring any Security in favour of the Term Creditor.

1.2 Interpretation

(a) References to the Company, the Junior Creditor, the Term Creditor and the ABL Creditor include their respective successors, assigns, transferees and substitutes.

(b) Headings are for convenience of reference only and shall be ignored in the interpretation of this Deed.

(c) In this Deed, unless the context otherwise requires:

(i) references to Clauses are to be construed as references to the Clauses of this Deed;

(ii) a reference to (or to any specified provision of) any agreement or document is to be construed as a reference to that agreement or document (or that provision) as it may be amended or novated from time to time, but excluding for this purpose any amendment which is contrary to any provision of this Deed;

(iii) words importing the singular shall include the plural, and vice versa; and

(iv) references to persons shall include any firm, body corporate, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

(d) In the event of any inconsistency between the terms of this Deed and the terms of any of the Senior Documents or the Junior Documents, the terms of this Deed shall prevail.

(e) A person who is not party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.

2 Priority of Security

2.1 Security Documents

(a) The Security constituted by each of the Senior Security Documents ranks, and shall rank, in priority to the Security constituted by the Junior Security Documents and the Security constituted by the Junior Security Documents is and shall be postponed to, and rank after the Security constituted by the Senior Security Documents and such priority will not be affected by any intermediate reduction in the principal amount secured by any of the Senior Security Documents or by any intermediate reduction in or satisfaction of the Senior Debt.

(b) Ranking of the Senior Security Documents and Senior Debt is set out in the Senior Intercreditor Agreement. This Agreement does not purport to rank the Senior Security Documents or any of the Senior Debt as between themselves.

2.2 Registration and Notice

The parties to this Deed will co-operate with a view to reflecting the priority of the Security conferred by the Security Documents in any register or with any filing or registration authority (including, without limitation, HM Land Registry) and in giving notice to insurers covered by the Security conferred by the Security Documents and other persons.

3 Proceeds of Enforcement of Security

3.1 Priorities

(a) The respective priorities of the charges created by the Security Documents shall stand so that all monies realised from the Security Documents or any of them shall after providing for all enforcement costs and for payments ranking in priority as a matter of law (including the remuneration of any receiver or other insolvency officer) be applied in the following order of priority:

(i) **first** in or towards satisfaction in full of the Senior Debt in accordance with the terms of the Senior Intercreditor Agreement;

(ii) **second** in or towards satisfaction in full of the Junior Debt; and

(iii) **third** to the Company or such other person entitled to such monies.

(b) Nothing in this Deed shall affect the status of the Security Documents as continuing security, nor shall the ranking of the Security Documents specified in this Clause 3 be affected by any act, omission, transaction, limitation, matter, thing or circumstance whatsoever which but for this provision might operate to affect the relative priorities of the Security Documents.

4 Enforcement of Security

4.1 Junior Documents

(a) Subject to paragraph (b) below, except with the prior written consent of the Senior Creditors, the Junior Creditor shall not appoint a receiver or administrator or exercise any power of sale or otherwise enforce the Security or any guarantee constituted by the Junior Security Documents unless the Junior Creditor has first given not less than 270 days prior written notice to each of the Senior Creditors.

(b) Notwithstanding paragraph (a) above the Junior Creditor may:

(i) (to the extent permitted to do so under the Junior Documents) serve notice of acceleration of any of the Junior Debt (including making demand); and

(ii) respond to any notices it receives from any third party,

in each case, solely to the extent necessary to preserve its position and its rights in relation to any insolvency of the Company and any amounts received by the Junior Creditor in connection therewith or as a result thereof shall be maintained by the Junior Creditor and turned over to the Senior Creditors in accordance with Clause 5 (*Turnover*) to be applied in accordance therewith PROVIDED THAT as between the Junior Creditor and the Company an amount equal to such sum or sums turned over shall remain as a debt owing from the Company to the Junior Creditor and form part of the Junior Debt.

4.2 Senior Documents

(a) Subject to the terms of the Senior Intercreditor Agreement, nothing in this Deed shall prevent a Senior Creditor from appointing an administrator or a receiver, or otherwise from exercising any rights or remedies available to it under the applicable Senior Documents at any time.

(b) If a Senior Creditor takes any action referred to in paragraph (a) above, it shall give written notice of such action to the Junior Creditor as soon as reasonably practicable after taking such action.

4.3 Disposals

If (and, as between the Senior Creditors, subject to the terms of the Senior Intercreditor Agreement) pursuant to an enforcement of any of the Security Documents, a Senior Creditor, (to the extent permitted by this Deed) the Junior Creditor or any receiver or other insolvency officer appointed on their respective behalf sells or otherwise disposes of any asset each of the Senior Creditors and the Junior Creditor will, on such sale or other disposal, join in any release of the Security created by its respective Security Documents over such asset.

5 Turnover

Any money or other assets which the Junior Creditor receives in any manner whatsoever in contravention of this Deed shall (to the extent necessary to discharge the ABL Debt in full) be paid to the Senior Creditors for distribution in accordance with the terms of the Senior Intercreditor Agreement and, prior to that payment, shall be held by the Junior Creditor on trust for the Senior Creditors.

6 Protection of Subordination

6.1 Continuing Subordination

The subordination provisions in this Deed constitute a continuing subordination and benefit to the ultimate balance of the Senior Debt regardless of any intermediate payment or discharge of the Senior Debt in whole or in part.

6.2 Waiver of Defences

The subordination in this Deed and the obligations of the Junior Creditor under this Deed will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice the subordination or any of those obligations in whole or in part, including without limitation:

(a) any time, indulgence or waiver granted to, or composition with, the Company or any other person;

(b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights or remedies against, or Security over assets of, the Company or other person under the Senior Documents or otherwise or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any Security (provided this provision shall not affect any general obligation implied by law in relation to realization of assets);

(c) any variation (however fundamental) or replacement of any Senior Document, or other document;

(d) any unenforceability, illegality, invalidity or frustration of any obligation of the Company or any other person or Security under the Senior Documents, or any other document or security; or

(e) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of the Company under any Senior Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order,

PROVIVED that such waiver shall not apply in the case of any Senior Security Document being unenforceable whether for a failure to comply with any registration requirement or any release or otherwise.

7 No subrogation

The Junior Creditor shall not in any circumstances be subrogated to any right of a Senior Creditor or any Security or guarantee arising under the Senior Documents.

8 Company's Assets and Status

8.1 Title Deeds

To the extent that pursuant to any provision of the Senior Documents the Company is required to deposit any title deeds or other documents with a Senior Creditor, any such deposit in accordance with the terms of the Senior Documents shall satisfy any corresponding requirement to deliver such deeds or documents with any person contained in any of the Junior Documents.

8.2 Book debts

(a) Notwithstanding the terms of any of the Junior Documents or the Term Documents, the Company shall deal with its book debts and receivables in accordance with the terms of the ABL Documents and such action shall not constitute a breach of any Junior Document or any Term Document.

(b) As between the Junior Creditor and the Term Creditor notwithstanding the terms of the Term Documents and this Deed nothing shall prevent the Junior Creditor operating the bank accounts of the Company in the ordinary course of banking business including, without limitation, collecting cheques under payment orders and accepting money for credit of the Company's bank accounts and allowing the Company to draw cheques and other payments and generally to withdraw funds from its bank accounts.

8.3 Company's Role

The Company is party to this Deed in order to acknowledge the priorities, rights and obligations set out in this Deed and undertakes not to take or agree to take any action which may in any way prejudice or affect the enforcement of the provisions of this Deed or do anything which would be inconsistent with any provision of this Deed.

8.4 No Rights

The Company shall not have any rights under this Deed and none of the undertakings in this Deed on the part of a Chargee are given (or deemed to be given) to or for the benefit of the Company.

9 Representations and warranties

Each party to this Deed represents and warrants to and for the benefit of each of the other parties to this Deed that it:

(a) is duly established and (if a company) duly incorporated and validly existing with limited liability under the laws of the place of its incorporation and has the power to own its assets and carry on its business;

(b) has the power and capacity to enter into and comply with its obligations under this Deed; and

(c) has taken all necessary action:

  (i) to authorise the entry into and compliance with its obligations under this Deed;

  (ii) to ensure that its obligations under this Deed are valid, legally binding and enforceable in accordance with their terms; and

  (iii) to make this Deed admissible in evidence in the courts of England.

10 Costs and expenses

The Company shall pay, on demand, all reasonable costs and expenses (including VAT on them) incurred by each Chargee in connection with the preparation, negotiation and execution of this Deed, any amendment, supplement or waiver of it and any action to implement its terms, including legal advice in relation to this Deed.

11 Notices

11.1 Delivery and Receipt

All notices pertaining to this Deed shall be given in writing and shall be deemed to be given when delivered, save that any notice delivered on a non-working day or after business hours shall be deemed to be given on the next working day at the place of delivery.

11.2 Addresses

(a) The Company's address for notices is:

Charnwood Building
Holywell Park
Ashby Road
Loughborough
Leicestershire LE11 3AQ
United Kingdom

For the attention of: URGENT : John Willis or Edward Young

or such as the Company may notify to each other party by not less than 10 days' notice.

(b) The Junior Creditor's address for notices is:

Pendeford Securities Centre
Pendeford Business Park
Wobaston Road,
Wolverhampton WY95HZ
United Kingdom

For the attention of: DOP - SEC-SME-18754

or such as the Junior Creditor may notify to each other party by not less than 10 days' notice.

(c) The Term Creditor's address for notices is:

450 Park Avenue
18th Floor
New York, NY 10022
United States of America

Attention: Michael R. Smith/Gary Klayn

or such as the Term Creditor may notify to each other party by not less than 10 days' notice.

(d) The ABL Creditor's address for notices is:

One Bryant Park
New York, NY 10036
United States of America

Attention: Portfolio Manager Wireless Telecom Group

or such as the ABL Creditor may notify to each other party by not less than 10 days' notice.

12 Changes to the Parties

12.1 Successors and Assigns

This Deed is binding on the successors and assigns of the parties.

12.2 The Company

The Company may not assign or transfer any of its rights (if any) or obligations under this Deed.

12.3 The Junior Creditor

The Junior Creditor will not assign, transfer or dispose of any of the Junior Debt owing to it or its proceeds or any interest in that Junior Debt or its proceeds, or any Security for that Junior Debt to or in favour of any person or transfer by novation or otherwise any of its rights or obligations under any Junior Documents to any person, unless that person agrees with the parties to this Deed that it is bound by all the terms of this Deed as the Junior Creditor by executing a Creditor Accession Deed.

12.4 The Senior Creditors

No Senior Creditor will assign, transfer or dispose of any of any of the Senior Debt or its proceeds or any interest in the Senior Debt or its proceeds, or any Security for that Senior Debt, to or in favour of any person, or transfer by novation or otherwise any of its rights or obligations under any Senior Document to any person, unless that person agrees with the parties to this Deed that it is bound by all the terms of this Deed as the ABL Creditor or Term Creditor, as applicable, by executing a Creditor Accession Deed.

13 Miscellaneous

13.1 Waivers, remedies cumulative

(a) The rights of each party under this Deed:

(i) are cumulative and not exclusive of its rights under the general law to the extent that the latter rights are not inconsistent herewith; and

(i) may be waived only in writing and specifically.

(b) Delay in exercising or non-exercise of any such right is not a waiver of that right.

13.2 Invalidity of any Provision

If any provision of this Deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

13.3 Counterparts

This deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.

14 Governing Law and Jurisdiction

14.1 Governing Law

This Deed is governed by English law.

14.2 Jurisdiction

(a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a **Dispute**).

(b) The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

(c) No Senior Creditor shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Senior Creditors may take concurrent proceedings in any number of jurisdictions.

This Deed has been entered into on the date stated at the beginning of this Deed.

Schedule 1
Form of Creditor Accession Deed

1 THIS DEED dated [•] is supplemental to a deed of priority (the **Deed of Priority**) dated [•] between Commigility Limited as Company, Lloyds Bank Plc as Junior Creditor, Muzinich BDC, Inc. as Term Creditor and Bank of America, N.A. as ABL Creditor.

2 Words and expressions defined in the Deed of Priority have the same meaning when used in this Deed.

3 [Name of new creditor] hereby agrees with each other person who is or who becomes a party to the Deed of Priority that with effect on and from today's date it will bound by the Deed of Priority as the [the Junior Creditor/Term Creditor/ABL Creditor] as if it had been party originally to the Deed of Priority in that capacity.

4 [The address for notices of [name of new creditor] for the purposes of clause 11 (*Notices*) of the Deed of Priority is:

[ ]

Attention: [ ]

5 This Deed is governed by English law.

[EXECUTED as a DEED]

Execution Pages

The Company

Executed as a deed by
Commagility Limited
acting by a director in the presence of:

) Michael J. Kandell
) CEO, WIT
)

Signature of witness:

Name of witness: Aubrey D. Kandell

Address: 21 Baker Circle
Hillsborough, NJ 08844

The Junior Creditor

Executed as a deed)
by)
Lloyds Bank Plc acting)
by a duly authorised Attorney)

Attorney

in the presence of:-

Witness' Signature - Bank Employee

Execution Pages

The Company

Executed as a deed by)
Commagility Limited)
acting by a director in the presence of:)

Signature of witness: ....

Name of witness: ....

Address: ....

....

The Junior Creditor

Executed as a deed)
by)
Lloyds Bank Plc acting)
by a duly authorised Attorney)

Attorney

in the presence of:-

EXECUTED AS A DEED

BY CASE HANDLER
as authorised signatory for
Lloyds Bank plc
in the presence of (signature of witness)
Jean Webb
JEAN WEBB
Wobaston Rd, Wolverhampton WV9 5HZ

Per Pro
Lloyds Bank plc
NISHA
JANAGAL

Senior Case Handler

Witness' Signature - Bank Employee

The Term Creditor

Executed as a deed by
Muzinich BDC, Inc.

By:

Name: Jeffrey J Youle

Title: CEO

The ABL Creditor

Executed as a deed by
Bank of America, N.A.

By:

Name:

Title:

The Term Creditor

Executed as a deed by
Muzinich BDC, Inc.

By:

Name:

Title:

The ABL Creditor

Executed as a deed by
Bank of America, N.A.

By: [signature]

Name: Galina Evelson

Title: Senior vice president

BD-#37307728-v8